UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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☐	Soliciting Material Pursuant to §240.14a-12
Odimo Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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14001 N.W. 4th Street
Sunrise, Florida 33325
(954) 835-2233
May 2, 2005
Dear Stockholder:
      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Odimo Incorporated, on June 28, 2005, starting at 9:00 a.m. local time at Crown Plaza Hotel, 13400 West Sunrise Boulevard, Sunrise, Florida 33323.
      As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the business to be addressed at the Annual Meeting is the election of Class I directors. In addition, our management will be available to respond to your questions.
      Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the Annual Meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy card.
      On behalf of the Board of Directors and management of Odimo Incorporated, we would like to thank you for your support and confidence and look forward to seeing you at the Annual Meeting.

Sincerely,

ODIMO INCORPORATED

Alan Lipton
President, Chief Executive Officer, and
Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders
of Odimo Incorporated

To the Stockholders of Odimo Incorporated:
      The Annual Meeting of Stockholders of Odimo Incorporated, a Delaware corporation, will be held on June 28, 2005, at Crown Plaza Hotel, 13400 West Sunrise Boulevard, Sunrise, Florida 33323, beginning at 9:00 a.m. local time, for the following purposes:

1. To elect three Class I directors to serve on the Board of Directors until our 2008 annual meeting of stockholders, or until their respective successors are elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
      These items of business are more fully described in the Proxy Statement accompanying this Notice. The 2004 Annual Report to Stockholders, which includes the Annual Report on Form 10-K, is enclosed.
      Only stockholders of record at the close of business on April 29, 2005 are entitled to notice of and to vote at the Annual Meeting.
      All stockholders are cordially invited to attend the Annual Meeting in person. However, to insure your representation at the Annual Meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.
      This Notice and Proxy Statement are first being mailed to stockholders on or about May 2, 2005.

By Order of the Board of Directors

Grace Arrascaeta
Secretary
May 2, 2005
Sunrise, Florida

ODIMO INCORPORATED
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
General
      This Proxy Statement is furnished by the Board of Directors of Odimo Incorporated, a Delaware corporation, (“we”, “Odimo” or the “Company”), in connection with its solicitation of proxies for use at its Annual Meeting of Stockholders to be held on June 28, 2005 9:00 a.m. local time at Crown Plaza Hotel, 13400 West Sunrise Boulevard, Sunrise, Florida 33323, beginning at 9:00 a.m. local time, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.
      This Proxy Statement and the enclosed Proxy are being mailed to stockholders on or about May 2, 2005.
Solicitation and Voting
Record Date/ Voting Securities
      Only stockholders of record as of the close of business on April 29, 2005 will be entitled to vote at the Annual Meeting and any adjournment thereof. As of that time, we had 7,161,923 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.
Broker Non-Votes
      A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors.
Solicitation of Proxies
      We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our employees and others to solicit proxies, personally or by telephone, without additional compensation.
Voting of Proxies
      All valid proxies received before the Annual Meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to our Secretary at our principal executive offices at 14001 NW 4th Street, Sunrise, Florida 33325, a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person.

About the Annual Meeting
What am I voting on?
      You will be voting to elect three Class I directors of Odimo Incorporated (“we”, “Odimo”, or the “Company”), as discussed on page 4. Our Board of Directors of Odimo is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect three Class I directors to hold office until the 2008 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified. The terms of office of the Class II and Class III directors expire at the year 2006 and 2007 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified.
Who is soliciting my Proxy?
      Our Board of Directors is soliciting your proxy to be used at the 2005 Annual Meeting of Stockholders. We will pay the entire cost of soliciting proxies and will arrange with brokerage houses, nominees, custodians and other fiduciaries to send proxy soliciting materials to beneficial owners of our Common Stock at our expense. In addition to solicitation by mail, our employees may solicit proxies personally, by telephone or by fax.
Who is entitled to vote?
      You may vote if you owned Common Stock of Odimo as of the close of business on April 29 2005. Each share of Common Stock is entitled to one vote on any matter voted on at the Annual Meeting. As of April 29, 2005 we had 7,161,923 shares of Common Stock outstanding.
How do I vote?
      You can vote in one of two ways:

•	By completing and mailing your proxy card.

•	By ballot at the Annual Meeting.
May I change my mind after I vote?
      You may change your vote at any time before the polls close at the Annual Meeting by:

•	Delivering a written notice of revocation, with a later date than the proxy card, to Odimo’s Secretary at or before the Annual Meeting.

•	Signing another proxy card with a later date and returning it to the address on the proxy card before the Annual Meeting.

•	Voting in person at the Annual Meeting.
What if I return my proxy card but do not provide voting instructions?
      Proxy cards that are signed and returned but do not contain voting instructions will be voted by the persons named in the enclosed proxy card “For” the election of the nominee Class I directors.
What does it mean if I receive more than one proxy card?
      If you receive more than one proxy card, it means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer and Trust Company and you may reach them by telephone at 800-937-5449.

Who may attend the Annual Meeting?
      The Annual Meeting is open to all holders of our Common Stock. For directions to the Annual Meeting, please call Investor Relations at 954-835-2233. We look forward to having you attend.
May stockholders ask questions at the Annual Meeting?
      Yes, representatives of Odimo will answer stockholder questions of general interest at the Annual Meeting.
How many votes must be present to hold the Annual Meeting?
      In order for us to hold the Annual Meeting, a majority of our outstanding shares of Common Stock as of April 29, 2005 must be represented in person or by proxy. This majority is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by mail. Abstentions and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners (“broker non-votes”) will be counted as present at the Annual Meeting to determine whether a quorum exists.
How many votes are needed to elect Class I directors?
      You may vote in favor of all nominees or withhold your vote as to all or specific nominees. The three Class I director nominees receiving the highest number of “For” votes will be elected as directors. Votes that are withheld or abstentions will not be considered in the election of Class I directors, but will be counted for purposes of determining whether a quorum is present. If a nominee is unable or declines to serve, proxies will be voted for the balance of the nominees and for such additional persons as designated by our Board to replace such nominee. However, our Board does not anticipate that this will occur.
Can my shares be voted on matters other than those described in this Proxy Statement?
      Yes, if any other item or proposal properly comes before the Annual Meeting, the proxies received will be voted in accordance with the discretion of the proxy holders. Odimo, however, has not received proper notice of, and is not aware of, any business to be transacted at the Annual Meeting other than as indicated in this Proxy Statement.
When are stockholder proposals due for the 2006 Annual Meeting?
      To be included in our Proxy Statement for the 2006 Annual Meeting of Stockholders, proposals must be received by us not later than January 4, 2006. Such proposals should be addressed to our Corporate Secretary at the address listed below.
How do I obtain more information about Odimo Incorporated?
      More information on Odimo can be obtained by contacting Investor Relations at 954-835-2233, going to our website at www.odimo.com, or writing to: Odimo Incorporated, Attn: Investor Relations, 14001 NW 4th Street, Sunrise, Florida 33325.
      Upon request we will provide, free of charge, additional copies of this Proxy Statement and our 2004 Annual Report to Stockholders, which includes our Annual Report on Form 10-K.
PLEASE VOTE. YOUR VOTE IS VERY IMPORTANT.
Proposal: Election of Three Class I Directors
Information Regarding the Nominees to the Board of Directors
      We have a classified Board of Directors consisting of three Class I directors (Lior Levin, Stanley Stern and Robert Voss), two Class II directors (Eric Hippeau and Steven Tishman) and two Class III

directors (Sidney Feltenstein and Alan Lipton), who will serve until the annual meetings of stockholders to be held in 2005, 2006 and 2007, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.
      The terms of the Class I directors will expire on the date of the upcoming Annual Meeting. Accordingly, three persons are to be elected to serve as Class I directors of the Board of Directors at the Annual Meeting. The nominees for election by the stockholders to those two positions are the current Class I members of the Board of Directors, Lior Levin, Stanley Stern and Robert Voss. If elected, the nominees for Class I directors will serve as directors until our Annual Meeting of Stockholders in 2008 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
      If a quorum is present and voting, the three nominees for Class I director receiving the highest number of votes will be elected as Class I directors. Abstentions and broker non-votes have no effect on the vote.
Nominees For Class I Directors With Terms Expiring In 2008:
LIOR LEVIN          Director since May 2004, Age 37
      Since October 1999, Mr. Levin has been the Marketing Director for The Steinmetz Diamond Group, our primary diamond supplier. From 1990 to 1999, he was the General Manager of Istromed, a medical equipment supplier in South Africa. Mr. Levin is also a director of R. Steinmetz & Sons, a jewelry manufacturer that is part of The Steinmetz Diamond Group.
STANLEY STERN          Director since February 2005, Age 47
      Mr. Stern was a member of our board of directors from November 1999 through May 2004 and agreed to rejoin the board upon the closing of our initial public offering in February 2005. Since March 2004, Mr. Stern has been a Managing Director and head of investment banking with Oppenheimer & Co. Inc., an investment banking firm. From February 2002 to March 2004, Mr. Stern served as a Managing Director and head of investment banking with C.E. Unterberg, Towbin, an investment banking firm. From January 2000 to February 2002, Mr. Stern served as Managing Director of STI Ventures Advisory USA Inc. and as a member of the board of directors and the investment committee of STI Ventures, a venture capital company that is affiliated with Beny Steinmetz. From 1990 until January 2000, Mr. Stern was employed at CIBC Oppenheimer, a financial services company. Mr. Stern also serves as the chairman of the board of Tucows, Inc., and is a director of Fundtech, a provider of financial payment processing solutions.
ROBERT VOSS          Director since May 2004, Age 55
      Since May 2000, Mr. Voss has been the owner and President of Voss Retail Consulting. From August 2002 through February 2005, Mr. Voss was the President of Fox Packaging, a producer of specialized automotive aftermarket chemicals. From August 1999 to July 2002, Mr. Voss was an Executive Vice President of Priceline Webhouse Club, a membership-based retail outlet selling merchandise in bulk form at discounted prices. From 1995 through July 1998, Mr. Voss was Senior Vice President, Special Projects, of Wal-Mart Corporation. Previously Mr. Voss was Vice President of Wal-Mart Stores, Inc., where his responsibilities included opening and merchandising the first Sam’s Club.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
NOMINEES NAMED ABOVE.

Corporate Governance
Determination of Independence
      Our Board of Directors and our Nominating Committee have determined that at least a majority of the members of our Board of Directors are independent directors for purposes of the Nasdaq rules.
Board Meetings and Committees
      Our Board of Directors held four meetings and acted by unanimous written consent twice during the year ended December 31, 2004. Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee. During the year ended December 31, 2004, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all of the committees of the Board of Directors on which such director served during that period.
      Audit Committee. The members of our Audit Committee during the year ended December 31, 2004 were Sidney Feltenstein and Robert Voss. Steven Tishman joined our Audit Committee in February 2005. Each of the members of our Audit Committee is independent for purposes of the Nasdaq rules as they apply to audit committee members. In addition, our Board of Directors has determined that each member of our Audit Committee possesses the level of financial literacy required by applicable laws and regulations and that Mr. Feltenstein, our Audit Committee’s Chairman, is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission (the “SEC”). Our Audit Committee is responsible for reviewing and monitoring our financial statements and internal accounting procedures, recommending the selection of independent auditors by our Board, evaluating the scope of our annual audit, reviewing audit results, consulting with management and our independent auditors prior to presentation of financial statements to our stockholders and, as appropriate, initiating inquiries into aspects of our internal accounting controls and financial affairs. Our Audit Committee did not meet during the year ended December 31, 2004.
      Compensation Committee. The members of the Compensation Committee during the year ended December 31, 2004 were Sidney Feltenstein and Robert Voss, the Compensation Committee’s Chairman. Stanley Stern joined the Compensation Committee in February 2005. Each of the members of the Compensation Committee is independent for purposes of the Nasdaq rules. The Compensation Committee reviews and recommends to the board the compensation and benefits of all of our executive officers, administers our stock incentive plan and establishes and reviews general policies relating to compensation and benefits of our employees. The Compensation Committee held two meetings and acted by written consent once during the year ended December 31, 2004.
      Nominating Committee. The members of our Nominating Committee during the year ended December 31, 2004 were Sidney Feltenstein, Chairman, and Robert Voss. Stanley Stern joined in our Nominating Committee February 2005. Each of the members of our Nominating Committee is independent for purposes of the Nasdaq rules. Our Nominating Committee identifies prospective Board candidates, recommends nominees for election to our Board of Directors, develops and recommends Board member selection criteria, considers committee member qualification and provides oversight in the evaluation of the Board of Directors and each committee. Our Nominating Committee did not meet during the year ended December 31, 2004. Our Nominating Committee has selected each of the three Class I directors named in this Proxy Statement as nominees for re-election to our Board of Directors.
Director Nominations
      Our Nominating Committee reviews annually the results of the evaluation of our Board and its committees, and the needs of our Board for various skills, experience, expected contributions and other characteristics in determining the director candidates to be nominated at the Annual Meeting. Our Nominating Committee will evaluate candidates for directors proposed by directors, management or stockholders (provided that stockholder candidate proposals meet the requirements of our Bylaws) in light of our Nominating Committee’s views of the current needs of our Board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards established from time to time by our Nominating Committee. If our Nominating Committee believes that our Board requires additional candidates for nomination, our Nominating Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All directors and nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of our Nominating Committee. In making the determinations regarding nominations of directors, our Nominating Committee may take into account the benefits of diverse viewpoints as well as the benefits of a constructive working relationship among directors.
      Our Bylaws provide that nominations for the election of directors at an annual meeting may be made by our Board of Directors or a duly authorized committee thereof or any stockholder entitled to vote in the election of directors generally who complies with the procedures set forth in the Bylaws and who is a stockholder of record at the time notice is delivered to our Corporate Secretary. Any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to our Corporate Secretary.
      To be timely, a stockholder’s notice shall be delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
      Each such notice must contain specific information detailed in our Bylaws, including, without limitation, (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the stockholder; and (iii) other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by our Board of Directors.
Committee Charters and Codes of Conduct and Ethics
      Our Board has adopted charters for each of our Audit Committee, Compensation Committee and Nominating Committee. Our Board has also adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, in accordance with applicable federal securities laws and Nasdaq rules. Our Audit Committee charter is attached as Appendix A to this Proxy Statement. Links to the other committee charters and other materials are available on our website at www.odimo.com.
Report of the Audit Committee
      The Audit Committee operates under a written charter adopted by the Board of Directors (attached as Appendix A to this Proxy Statement).
      The Audit Committee’s purpose includes the following:

•	Assist our Board of Directors’ oversight and monitoring of: (i) the integrity of our financial statements; (ii) the integrity of our financial reporting process and systems of internal controls regarding finance and accounting; (iii) our compliance with legal and regulatory requirements; (iv) the independent auditors’ qualifications, independence and performance; and (v) communication among the independent auditors, management and the Board of Directors;

•	Oversee our accounting and financial reporting processes and audits of our financial statements;

•	Prepare a report in our annual proxy statement in accordance with the rules of the SEC;

•	Provide the Board of Directors with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that come to its attention and that require the attention of the Board of Directors.

      Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.
      In fulfilling its responsibilities in connection with the audit of the 2004 financial statements of Odimo, the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with Deloitte & Touche LLP, matters required to be discussed under Statements of Auditing Standards No. 61, Communications with Audit Committees, as amended;

•	Received from Deloitte & Touche LLP disclosures regarding their independence required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees and has discussed with Deloitte & Touche LLP their independence from management and the Company.
      The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for the audit. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.
      Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of our independent registered public accounting firm.

Respectfully Submitted By:

MEMBERS OF THE AUDIT COMMITTEE

Sidney Feltenstein (Chairman)
Steven Tishman
Robert Voss
Dated: April 27, 2005

Principal Accounting Firm Fees and Services
      The following is a summary of the aggregate fees billed to us for audit services and audit related services (audit related services consisted of accounting assistance related to our filing of a registration statement on Form S-1 and our initial public offering generally) and for audit services for the fiscal year ended December 31, 2003, by our principal accounting firm, Deloitte & Touche LLP. During 2003 and 2004 Deloitte & Touche LLP did not bill us for any tax or other services.

	2004	2003

Audit and Audit Related Fees	$769,520	$13,500
Tax Fees	0	0
All Other Fees	0	0

Total	$769,250	$13,500
      The Board of Directors authorized the payment by us of the fees billed to us by Deloitte & Touche LLP in 2004. In 2005, our Audit Committee will be required to approve the payment by us of the fees billed to us by our auditors. Representatives of Deloitte & Touche LLP will attend the Annual Meeting to answer appropriate questions and make statements if they desire. At a later date, the Audit Committee will recommend and the Board of Directors will appoint independent auditors to audit our financial statements for 2005. The Audit Committee will review the scope of any such audit and other assignments given to the auditors to assess whether such assignments would affect their independence.
Audit Committee Pre-Approval Policies
      Our policy is that before our independent auditors are engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee.
Directors and Executive Officers
      The following table sets forth our executive officers and each Class I director, Class II director, and Class III director, their ages and present positions with Odimo as of April 28, 2005.

Name	Age	Position

Alan Lipton	54	Chief Executive Officer, President and Chairman of the Board, Class III Director
Jeff Kornblum	43	Chief Operating Officer
Amerisa Kornblum	43	Chief Financial Officer and Treasurer
George Grous	41	Chief Technology Officer
Sidney Feltenstein(1)	63	Class III Director
Eric Hippeau	53	Class II Director
Lior Levin	37	Class I Director (2005 nominee)
Stanley Stern(2)	47	Class I Director (2005 nominee)
Steven Tishman(3)	47	Class II Director
Robert Voss(1)	55	Class I Director (2005 nominee)

(1)	Member of the Audit Committee, the Compensation Committee and the Nominating Committee.

(2)	Member of the Compensation Committee and Nominating Committee

(3)	Member of the Audit Committee.
      Alan Lipton has been our Chief Executive Officer, President and a member of our board of directors since November 1999. He has been the Chairman of our board of directors since May 2004. From 1983 to 1994 Mr. Lipton was the Chief Executive Officer of Jan Bell Marketing, Inc., which was a publicly held watch and jewelry retailer and supplier to wholesale price clubs. After retiring from Jan Bell marketing in

1994, Mr. Lipton founded the Lipton Foundation, a philanthropic organization. From 1994 to the present, Mr. Lipton has been involved with the Lipton Foundation and in various real estate development projects in South Florida. Mr. Lipton is a director of Tucows, Inc., an Internet service and content provider.
      Jeff Kornblum has been our Chief Operating Officer since November 1999. From October 1997 to November 1999, Mr. Kornblum was President and Chief Executive Officer of Gold Coast Media, Inc., an infomercial and print media company. From 1996 to 1997, Mr. Kornblum was Chief Operating Officer for Danna Michaels, Inc., a mail order catalog company. From 1994 to 1996, Mr. Kornblum was a financial systems consultant for various catalog and retail companies. From 1988 to 1993, Mr. Kornblum was Director of Inventory Management and Sales Analysis for Jan Bell Marketing, Inc. From 1985 to 1989, Mr. Kornblum was a senior auditor with Deloitte & Touche LLP. Mr. Kornblum is married to Amerisa Kornblum, our Chief Financial Officer and Treasurer.
      Amerisa Kornblum has been our Chief Financial Officer and Treasurer since November 1999. From October 1997 to November 1999, Ms. Kornblum served as Chief Financial Officer of Gold Coast Media, Inc. From 1994 through 1997, Ms. Kornblum was a financial systems consultant, for various catalog and retail companies. From 1988 to 1993, Ms. Kornblum worked for Jan Bell Marketing, Inc. in various capacities, including Controller, Director of Internal Audit, and Director of Investor Relations. From 1985 to 1988, Ms. Kornblum was a senior auditor for Deloitte & Touche LLP. Ms. Kornblum is a certified public accountant in the State of Florida. Ms. Kornblum is married to Jeff Kornblum, our Chief Operating Officer.
      George Grous has been our Chief Technology Officer since January 2000. From July 1998 to December 1999, Mr. Grous was a Senior Software Engineer for BroadLogic Inc., a spin-off of Adaptec Inc.’s Satellite Networking Group, a supplier of broadband services. From July 1996 to June 1998, Mr. Grous was a Senior Software Engineer at Adaptec, Inc., a public storage hardware company. Mr. Grous is the brother of Amerisa Kornblum, our Chief Financial Officer.
      Sidney Feltenstein has been a member of our board of directors since May 2004. From 1995 to 2002, Mr. Feltenstein served as Chairman, President and Chief Executive Officer of Yorkshire Global Restaurants, an operator of A&W Restaurants and Long John Silver’s restaurants. Mr. Feltenstein has served in a variety of operations and marketing management positions in the restaurant business including Chief Marketing Officer for Dunkin Donuts and Executive President of Worldwide Marketing for Burger King Corporation. Mr. Feltenstein is active in various organizations, including the International Franchise Association. From 2002 to May 2004, Mr. Feltenstein pursued personal investment opportunities. Since 2003, Mr. Feltenstein has been a director of BUCA, Inc., a public company that operates restaurants.
      Eric Hippeau has been a member of our board of directors since February 2000. Since March 2000, Mr. Hippeau has been a Managing Partner of Softbank Capital Partners, a technology oriented venture capital firm. From 1993 to 2000, Mr. Hippeau served as Chairman and Chief Executive Officer of Ziff-Davis, Inc. an integrated media and marketing services company. Mr. Hippeau joined Ziff-Davis, Inc. in 1989 as publisher of PC Magazine and held several senior executive positions before becoming Chairman and Chief Executive Officer. Mr. Hippeau also serves as a director of Yahoo, Inc., Starwood Hotels and Resorts WorldWide, Inc. and National Leisure Group.
      Lior Levin has been a member of our board of directors since May 2004. Since October 1999 Mr. Levin has been the Marketing Director for The Steinmetz Diamond Group, our primary diamond supplier. From 1990 to 1999, he was the General Manager of Istromed, a medical equipment supplier in South Africa. Mr. Levin is also a director of R. Steinmetz & Sons, a jewelry manufacturer that is part of The Steinmetz Diamond Group.
      Stanley Stern was a member of our board of directors from November 1999 through May 2004 and rejoined the board in February 2005. Since March 2004, Mr. Stern has been a Managing Director and head of investment banking with Oppenheimer & Co. Inc., an investment banking firm. From February 2002 to March 2004, Mr. Stern served as a Managing Director and head of investment banking with C.E. Unterberg, Towbin, an investment banking firm. From January 2000 to February 2002, Mr. Stern served as Managing Director of STI Ventures Advisory USA Inc. and as a member of the board of directors and the investment committee of STI Ventures, a venture capital company that is affiliated with Beny Steinmetz. From 1990 until January 2000, Mr. Stern was employed at CIBC Oppenheimer, a financial services company. Mr. Stern also serves as the chairman of the board of Tucows, Inc., and is a director of Fundtech, a provider of financial payment processing solutions.
      Steven Tishman has been a member of our board of directors since February 2005. Since October 2002, he has been a Managing Director of Rothschild Inc., a merchant banking firm. From November 1999 to July 2002, Mr. Tishman was a Managing Director of Robertson Stephens, Inc., an investment banking firm. From July 1993 to November 1999, he was a Senior Managing Director of Bear, Stearns & Co. Inc., an investment banking firm. Mr. Tishman is also a director of Cedar Fair, L.P., an operator of amusement parks, and Claire’s Stores, Inc., a specialty retailer of costume jewelry, accessories and cosmetics.
      Robert Voss has been a member of our board of directors since May 2004. Since May 2000, Mr. Voss has been the owner and President of Voss Retail Consulting. From August 2002 through February 2005, Mr. Voss was the President of Fox Packaging, a producer of specialized automotive aftermarket chemicals. From August 1999 to July 2002, Mr. Voss was an Executive Vice President of Priceline Webhouse Club, a membership-based retail outlet selling merchandise in bulk form at discounted prices. From 1995 through July 1998, Mr. Voss was Senior Vice President, Special Projects, of Wal-Mart Corporation. Previously Mr. Voss was Vice President of Wal-Mart Stores, Inc., where his responsibilities included opening and merchandising the first Sam’s Club.
Compensation Committee Interlocks and Insider Participation
      The compensation of our executive officers for the year ended December 31, 2004 was determined by our Compensation Committee based on performance. No member of our Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.
Director Compensation
      We pay each non-employee director an annual retainer of $10,000. We pay each non-employee director $1,000 for each committee meeting attended. We also pay certain expenses incurred by our directors in connection with attending meetings. We may, in our discretion, grant stock options and other equity awards to our directors from time to time.
Communications with Directors
      Stockholders may communicate with our Board of Directors or one or more directors by sending a letter addressed to our Board or to any one or more directors in care of our Corporate Secretary, Odimo Incorporated, 14001 NW 4th Street, Sunrise, Florida 33325, in an envelope clearly marked “Stockholder Communication.” Our Corporate Secretary’s office will forward such correspondence unopened to Mr. Feltenstein or Mr. Voss, or another independent director as the Board of Directors may specify from time to time, unless the envelope specifies that it should be delivered to another director. If multiple communications are received on a similar topic, our Corporate Secretary may, in his or her discretion, forward only representative correspondence.
Director Attendance at Annual Meetings
      We make reasonable efforts to schedule our annual meeting of stockholders at a time and date to allow attendance by directors, taking into account the directors’ schedules. We encourage, but do not require, our board members to attend the annual meeting of stockholders.

Executive Compensation
      The following summary compensation table sets forth information concerning compensation earned during the year ended December 31, 2004 and 2003 by our Chief Executive Officer and our three other executive officers. We refer to these executives collectively as our “named executive officers.”
SUMMARY COMPENSATION TABLE

						LONG TERM
				ANNUAL		COMPENSATION
				COMPENSATION
						Securities
					Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary		Bonus	Compensation(1)	Options/SARs#(2)	Compensation

Alan Lipton	2004	$366,750	(3)	$0	$25,948	154,400	—
Chief Executive Officer and	2003	350,000	(4)	100,000	25,788	0	—
President since November 1999
Jeff Kornblum	2004	196,923		70,000	25,994	58,400
Chief Operating Officer	2003	165,000		66,000	25,931	0	—
since November 1999
Amerisa Kornblum	2004	170,962		60,000	21,362	23,040	—
Chief Financial Officer and	2003	140,000		56,000	20,384	0	—
Treasurer since November 1999
George Grous	2004	149,615		63,000	28,647	19,200	—
Chief Technology Officer	2003	130,000		60,000	26,662	0	—
since January 2000

(1)	Includes lease payments, insurance and maintenance expenses for one automobile and medical insurance premiums.

(2)	Options granted to purchase shares of our Common Stock.

(3)	Includes $100,000 paid to Mey-Al Corporation, an entity owned and controlled by Alan Lipton.

(4)	Includes $150,000 paid to Mey-Al Corporation, an entity owned and controlled by Alan Lipton.
Stock Options
      The following table sets forth certain information with respect to stock options granted to each of our named executive officers during the year ended December 31, 2004, including the potential realizable value, which is the exercise price before taxes associated with exercise, over the entire term of the options assuming options are exercised at the end of their terms, based on assumed annual rates of stock appreciation of 5% and 10%, compounded annually, and based on the fair market value on the date of grant as determined by the compensation committee of our board of directors. These assumed rates of appreciation comply with the rules of the SEC and do not represent our estimate of future stock prices. Actual gains, if any, on stock option exercises will depend on the future performance of our Common Stock.
      All options granted to our named executive officers were granted under our stock incentive plan. In March 2004, we granted options to purchase 154,400, 58,400, 19,200 and 23,040 shares of our Common Stock to Messrs. Lipton, Kornblum, Grous and Ms. Kornblum, respectively. These options have an exercise price of $8.75 per share and are currently exercisable through March 2009. Two-thirds of the shares issuable under these options are subject to contractual restrictions on transfer: one-third of the shares issuable upon exercise of the options may only be transferred after the first anniversary of the grant date, and one-third may only be transferred after the second anniversary of the grant date. If the optionee’s employment is terminated by us for cause or the optionee resigns, any unexercised options terminate, and shares held by the optionee which are subject to the contractual restrictions on transfer may be purchased by us at the exercise price. If the optionee’s employment is terminated by us without cause, then all contractual restrictions on the transferability of the shares issued or issuable under these options terminate.
OPTION GRANTS IN 2004

	Individual Grants
					Potential Realizable
		% of Total			Value at Assumed Annual
	Number of	Options			Rates of Stock Price
	Securities	Granted to	Exercise		Appreciation for Option
	Underlying	Employees	Price		Term(1)
	Options	in Fiscal	Per	Expiration
Name and Principal Position	Granted(#)	Year(%)	Share	Date	5%($)	10%($)

Alan Lipton	154,400	53.2%	$8.75	03/31/2009	$108,080	$177,560
Chief Executive Officer and President since November 1999
Jeff Kornblum	58,400	20.1%	$8.75	03/31/2009	$40,880	$67,160
Chief Operating Officer since November 1999
Amerisa Kornblum	23,040	7.9%	$8.75	03/31/2009	$16,128	$26,496
Chief Financial Officer and Treasurer since November 1999
George Grous	19,200	6.6%	$8.75	03/31/2009	$13,440	$22,080
Chief Technology Officer since January 2000

(1)	There was no public trading market for our Common Stock as of December 31, 2004. Accordingly, these values have been calculated based on the initial public offering price of $9.00 per share, minus the exercise price, multiplied by the number of shares issued upon the exercise of the option.
      The following table sets forth option exercises during 2004 and the number of shares of our Common Stock subject to vested and unvested stock options held by each of our named executive officers as of December 31, 2004.
AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 2004
AND YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised	Value of Unexercised In-the-
	Shares		Options at	Money Options at
	Acquired on	Value	Fiscal Year-End	Fiscal Year-End
Name	Exercise(#)	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable(1)

Alan Lipton	0	N/A	232,134	$174,635
Jeff Kornblum	0	N/A	61,774	$17,983
Amerisa Kornblum	0	N/A	26,413	$9,143
George Grous	0	N/A	20,534	$6,550

(1)	There was no public trading market for our Common Stock as of December 31, 2004. Accordingly, these values have been calculated based on the initial public offering price of $9.00 per share, minus the exercise price, multiplied by the number of shares issued upon the exercise of the option.

Employment Agreements with Executive Officers
      In July 2004, we entered into employment agreements with Alan Lipton, our Chief Executive Officer and President, Jeff Kornblum, our Chief Operating Officer, Amerisa Kornblum, our Chief Financial Officer and Treasurer, and George Grous, our Chief Technology Officer. The employment agreements with Messrs. Lipton, Kornblum and Grous and Ms. Kornblum are each for initial terms of three years commencing in July 2004 with successive one year extensions unless we or the employee timely provides the required notice of the intent not to renew the agreement. The agreements provide for annual base salaries of $385,000 for Mr. Lipton, $200,000 for Mr. Kornblum, $175,000 for Ms. Kornblum, and $150,000 for Mr. Grous; plus discretionary annual cash bonuses determined by our compensation committee.
      Each of the agreements also prohibits the employee from competing with us with respect to the selling of luxury items, including diamonds and jewelry, primarily via the internet, for the period of his or her employment and for three years thereafter. The agreements also prohibit the employees from soliciting our customers to divert their business away from us or soliciting our employees to leave their employment with us. The agreements prohibit such solicitation by each of the employees for the period of his or her employment and for three years thereafter.
      The agreements provide that if (1) a change of control (as described below) occurs, (2) such change of control results in a decrease in the employee’s compensation, responsibilities or position, such that the employee cannot in good faith continue to fulfill his or her job responsibilities (as determined by the employee in his/her sole discretion during the six month period following the change of control), and (3) the change of control did not occur due to the employee’s intentional bulk sale of his or her shares of our Common Stock, then the employee has the right to terminate his or her employment agreement and receive in one lump sum payment equivalent to the base salary for the fiscal year prior to the change of control and any applicable expense reimbursements. A “change of control” generally means a merger or other change in corporate structure after which the majority of our capital stock is no longer held by the stockholders who held such shares prior to the change of control, a sale of substantially all of our assets to a non-subsidiary purchaser or a reorganization, merger or consolidation in which we or a subsidiary is not the surviving corporation.
Report of the Compensation Committee
      The following is the report of our Compensation Committee with respect to the compensation paid to our executive officers during the fiscal year ended December 31, 2004. Actual compensation earned and calculable during fiscal 2004 by the named executive officers is shown in the Summary Compensation Table above under “Executive Compensation.”
Introduction
      The Compensation Committee of the Board of Directors establishes Odimo’s general compensation policies, approves and evaluates the compensation plans and specific compensation levels for executive officers and directors and administers its stock incentive plan. Odimo’s executive compensation philosophy is to attract and retain executive officers capable of leading Odimo to fulfillment of its business objectives by offering competitive compensation opportunities that reward individual contributions as well as corporate performance.
Compensation Programs
      Base Salary. The Committee approves and evaluates base salaries for executive officers, and reviews such salaries when it deems appropriate. In general, the salaries of executive officers are based upon the Compensation Committee’s goal of ensuring that our executive compensation programs are competitive with those companies in our industry and of a similar size to Odimo. Base pay increases vary according to individual contributions to our success and comparisons to similar positions at Odimo and at other comparable companies.
      Bonuses. The Committee approves and evaluates bonuses for executive officers. Each executive officer will be evaluated individually to determine a bonus for the fiscal year based on performance criteria, including, among other criteria, progress towards or achievement of business milestones in such executive’s area of responsibility and with respect to our financial and operating performance generally. Bonuses given to executive officers for their performance in 2004 were based on the executive’s efforts in connection with the initial public offering.
      In 2005, the Compensation Committee intends to engage a consulting firm with expertise in human resources and compensation issues to advise the Compensation Committee in its compensation determinations, including the establishment of corporate performance goals for purposes of bonus and payment.
      Stock Options and Restricted Stock Awards. The Committee believes that stock options and restricted stock awards provide additional incentive to officers to work towards maximizing stockholder value. The Compensation Committee views stock options and restricted stock grants as one of the more important components of Odimo’s long-term, performance-based compensation philosophy. Stock options have typically been provided through initial grants at or near the date of hire and through subsequent periodic grants. Stock options granted to our executive officers and other employees have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Compensation Committee. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in our stock price over time. Periodic additional stock options within the comparable range for the job may be granted to reflect the executives’ ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals. To date, the Compensation Committee has not granted restricted stock awards as additional compensation to our executive officers but may do so in the future.
Compensation for the Chief Executive Officer
      The compensation of Alan Lipton, Odimo’s Chief Executive Officer and President, in 2004, including base salary and stock options granted, was determined within the same framework established for all of our executives. The Compensation Committee evaluated overall performance in determining Mr. Lipton’s total compensation. The Compensation Committee and the Board of Directors determined that in August 2004 it was appropriate to increase Mr. Lipton’s base salary to $385,000 from $350,000. The Board of Directors granted Mr. Lipton stock options to purchase 154,400 shares of Common Stock in March 2004.

Compensation Limitations
      The Compensation Committee considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Under Section 162(m) of the Internal Revenue Code, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The potential tax implications of Section 162(m) will continue to be evaluated with respect to Odimo’s strategies involving executive compensation.

Respectfully Submitted

MEMBERS OF THE COMPENSATION COMMITTEE

Sidney Feltenstein
Stanley Stern
Robert Voss (Chairman)
Dated: April 27, 2005
Principal Stockholders
Stock Ownership of Certain Beneficial Owners and Management
      The following table sets forth, as of April 28, 2005, certain information with respect to the beneficial ownership of Odimo’s Common Stock by (i) each stockholder known by Odimo to be the beneficial owner of more than 5% of Odimo’s Common Stock, (ii) each director of Odimo, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and executive officers of Odimo as a group. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D filed with the SEC.
      Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 28, 2005, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

      Applicable percentage ownership in the following table is based on 7,161,923 shares of common stock outstanding as of April 28, 2005. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Odimo Incorporated, 14001 N.W. 4th Street, Sunrise, Florida 33325.

	Shares Beneficially
Beneficial Owner	Owned	Percentage

5% Stockholders
Beny Steinmetz(1)(2)	1,883,834	26.3%
Daniel Steinmetz(2)	1,657,072	23.1%
Nir Livnat(2)	1,657,072	23.1%
SB Capital Managers LLC(3)	1,152,892	16.1%
GSI Commerce Solutions, Inc.(4)	824,594	11.5%

Directors and Executive Officers
Alan Lipton(5)(6)	417,845	5.7%
Jeff Kornblum(6)(7)	88,187	1.2%
Amerisa Kornblum(6)(7)	88,187	1.2%
George Grous(6)(8)	20,533	*
Eric Hippeau(9)	—	—
Sidney Feltenstein(10)	—	—
Lior Levin	—	—
Stanley Stern(11)	12,000	*
Steven Tishman	—	—
Robert Voss	—	—
All directors and executive officers as a group (10 persons)	636,552	8.9%

*	Denotes less than 1%.

(1)	Includes 226,762 shares held by STI Ventures, N.V. and 16,000 shares issuable under currently exercisable stock options held by Lenorth Holdings, S.A. Beny Steinmetz has voting and investment authority over shares held by STI Ventures, N.V. The address of Beny Steinmetz is c/o Scorpio (BSG) Ltd. 85, Medinat Hayehudin St., P.O. Box 4030, Herzilya Pithach, Israel 46140.

(2)	Includes 633,308 shares held by SDG Marketing, Inc., 1,007,764 shares held by Lenorth Holdings, S.A. and 16,000 shares issuable under currently exercisable stock options held by Lenorth Holdings, S.A. SDG Marketing, Inc. and Lenorth Holdings, S.A. are part of The Steinmetz Diamond Group, which is owned indirectly by trusts or foundations for the benefit of Beny Steinmetz, Daniel Steinmetz and Nir Livnat. Beny Steinmetz and Daniel Steinmetz are brothers. Nir Livnat is not related to either Beny or Daniel Steinmetz. The address for Daniel Steinmetz and Nir Livnat is c/o Onyx Advisors, Ltd., P.O. Box 1002, 1211 Geneva 5, Switzerland.

(3)	Includes 575,067 shares held by SOFTBANK Capital Partners, LP, 565,183 shares held by SOFTBANK Capital LP, and 12,642 shares held by SOFTBANK Capital Advisors Fund, LP (collectively, the “SB Funds”). SOFTBANK Capital Partners LLC is the sole general partner of each of the SB Funds, and, pursuant to the Limited Liability Company Agreement of SOFTBANK Capital Partners LLC, all investment decisions on behalf of SOFTBANK Capital Partners LLC must be approved by SB Capital Managers LLC; accordingly, securities owned by the SB Funds may be regarded as being beneficially owned by SOFTBANK Capital Partners LLC and SB Capital Managers LLC. Each of SOFTBANK Capital Partners LP, SOFTBANK Capital LP, SOFTBANK Advisors Fund LP, SOFTBANK Capital Partners LLC and SB Capital Managers LLC disclaims beneficial ownership of securities owned by any other person or entity except to the extent of its respective pecuniary interest, if any, therein.

(4)	GSI Commerce Solutions, Inc. is a wholly owned subsidiary of GSI Commerce, Inc., a publicly traded corporation.

(5)	Includes 185,712 shares held by Lipton Partnership and 232,134 shares of common stock issuable upon the exercise of currently exercisable options. Alan Lipton owns 65% of the outstanding partnership interests in Lipton Partnership, a Florida general partnership. Lily Lipton, Mr. Lipton’s minor daughter is a beneficiary of a trust that owns 7.2% of the outstanding partnership interests in Lipton Partnership. Excludes 226,760 shares owned by STI Ventures, N.V. Mr. Lipton owns less than 1% of STI Ventures, N.V. and disclaims beneficial ownership of shares beneficially owned by STI Ventures, N.V.

(6)	A portion of the shares issuable upon the exercise of the options are subject to contractual restrictions on transfer. See “Executive Compensation — Stock Options.”

(7)	Represents 61,774 shares of common stock issuable upon the exercise of currently exercisable options held by Jeff Kornblum and 26,413 shares of common stock issuable upon the exercise of currently exercisable options held by Amerisa Kornblum, Mr. Kornblum’s wife. Each disclaims beneficial ownership of the shares owned by the other.

(8)	Represents 20,533 shares of common stock issuable upon the exercise of currently exercisable options. Mr. Grous is the brother of Ms. Kornblum, our Chief Financial Officer and Treasurer. Mr. Grous disclaims beneficial ownership over any shares beneficially owned by Ms. Kornblum.

(9)	Mr. Hippeau is a member of SB Capital Managers LLC but does not have voting or investment authority over the shares held by the SOFTBANK entities and, therefore, Mr. Hippeau disclaims beneficial ownership of the shares held by the SOFTBANK entities except to the extent of his pecuniary interest arising therein.

(10)	Mr. Feltenstein owns 4.3% of the outstanding partnership interests in Lipton Partnership, a Florida general partnership owned and controlled by Alan Lipton. Mr. Feltenstein is one of several trustees of a trust which is the owner of 7.2% of the outstanding partnership interest in Lipton Partnership and the beneficiary of which is Lily Lipton, Alan Lipton’s daughter.

(11)	Includes 8,000 shares issuable pursuant to currently exercisable stock options.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent beneficial owners are required by regulations of the SEC to furnish us with copies of all Section 16(a) forms they file.
      During the year ended December 31, 2004, we were not subject to Section 16(a) because our equity securities were not registered pursuant to Section 12 of the Exchange Act until February 2005.
Performance Graph
      Our common stock, which was offered to the public at $9.00 per share in our initial public offering, began trading on the Nasdaq National Market on February 15, 2005. The high and low sales prices during the first quarter of 2005 were $8.96 and $6.40 per share, respectively. We will present a common stock price performance graph in our fiscal year 2006 proxy statement.
      The information contained above under the captions “Report of the Compensation Committee,” “Report of the Audit Committee” and “Performance Graph” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Certain Relationships and Related Transactions
Equity Transactions
      Since January 1, 2004, the following executive officers, directors and holders of more than 5% of our voting securities purchased our securities in the amounts as of the dates set forth below.
      In each transaction we issued Series C preferred stock, and in certain cases warrants to purchase Series C preferred stock, pursuant to agreements on identical terms as the other purchasers of such convertible preferred stock and at a price our board of directors believed was fair market value on the date of issuance. We recorded a preferred dividend for the quarter ended March 31, 2004 because we determined, subsequent to the March 2004 issuance of shares of Series C preferred stock, that the per share fair value of these shares was greater than the consideration we received in exchange for the stock. This determination was based on information unavailable to us in March 2004 as to the anticipated timing of our initial public offering. These agreements included registration rights, information rights and right of first refusal, among other provisions standard in venture capital financings. The information rights and right of first refusal terminated upon the closing of our initial public offering in February 2005. Upon the closing of our initial public offering, all warrants to purchase preferred stock were exercised and each share of preferred stock was converted into a share of common stock.
      Each share of Series C preferred stock converted into shares of common stock upon the closing of our initial public offering in February 2005.

		Shares
	Number of	Underlying	Total	Date of
	Shares	Warrants	Consideration	Issuance

Directors and Executive Officers
Alan Lipton(1)	19,252	2,888	$172,497	3/30/04
Philippe Laub(1)(2)	19,252	2,888	172,497	3/30/04

5% Stockholders
GSI Commerce, Inc.(1)	81,474	—	730,000	4/28/04
Lenorth Holdings, S.A.(1)(3)	104,334	15,651	934,831	3/30/04
SDG Marketing, Inc.(3)	269,134	—	2,750,000	3/30/04
Softbank Capital Partners LP(1)(4)	40,187	6,028	360,073	3/30/04
Softbank Capital LP(1)(4)	39,497	5,925	353,866	3/30/04
Softbank Capital Advisors Fund LP(1)(4)	694	105	6,215	3/30/04

(1)	Represents securities issued in exchange for the cancellation of certain promissory notes in the principal amount indicated under “Total Consideration.”

(2)	Philippe Laub, a member of our board of directors from November 1999 through May 2004, is the President of Data Investment LLC, a stockholder of Odimo. See footnote (1) above.

(3)	Lenorth Holdings, S.A. and SDG Marketing, Inc. are two of the companies that comprise part of The Steinmetz Diamond Group, our primary diamond supplier. Beny Steinmetz, Daniel Steinmetz and Nir Livnat, are the beneficiaries of several trusts and foundations which own Lenorth, S.A. and SDG Marketing, Inc. and are deemed to be the beneficial owners of the Odimo shares held by these entities.

(4)	Eric Hippeau, a member of our board of directors, is a managing partner of Softbank Capital Partners, LLC, the general partner of each of Softbank Capital Partners LP, Softbank Capital LP and Softbank Capital Advisors Fund LP.

The Steinmetz Diamond Group
      In 2004 The Steinmetz Diamond Group supplied 18% of our net sales of diamonds. The Steinmetz Diamond Group consists of several companies including Lenorth Holdings, S.A. and SDG Marketing, Inc. Beny Steinmetz (a former member of our board of directors), Daniel Steinmetz and Nir Livnat are the beneficiaries of trusts and foundations that own Lenorth Holdings, S.A. and SDG Marketing, which together own over 33% of our outstanding shares of common stock. In addition, Beny Steinmetz is one of the beneficial owners of STI Ventures, N.V., which owns approximately 3.2% of our outstanding common stock. We believe these purchases of diamonds were made at prevailing market prices.
      In March 2004, we entered into an agreement with The Steinmetz Diamond Group through its affiliate SDG Marketing, Inc., pursuant to which Steinmetz, in order to have the right to purchase 139,780 shares of Series C preferred stock, was obligated to provide us with a minimum of $4.0 million, $5.0 million and $6.0 million of independently certified diamond inventory through November 30, 2004, 2005 and 2006, respectively. In addition, we granted Steinmetz, through its affiliate SDG Marketing, Inc., the right of first refusal to provide us diamonds and fine jewelry based on our projected purchase needs. We also sold to SDG Marketing 129,354 shares of our Series C preferred stock for $1.25 million in cash. To improve our cash position, in June 2004, we permitted SDG Marketing to purchase the 139,780 shares of Series C preferred stock for $1.5 million. In addition, we amended the supply agreement with SDG Marketing to require Steinmetz to unconditionally provide us with the indicated levels of inventory. All of these shares of preferred stock issued to Steinmetz were converted to common stock upon the closing of our initial public offering in February 2005.
      In 2004, we purchased $371,000 of jewelry from R. Steinmetz & Sons, a jewelry manufacturer that is part of The Steinmetz Diamond Group. Lior Levin, a member of our Board of Directors, is a director of R. Steinmetz & Sons. As of March 31, 2005, we owed $831,000 to The Steinmetz Diamond Group for diamond and jewelry purchases, including purchases made from R. Steinmetz & Sons.
      Stanley Stern, a member of our Board of Directors from may 1999 through May 2004 and a current member of our Board since February 2005 is the Managing Director and head of investment banking at Oppenheimer & Co., an underwriter of our initial public offering.
Payment for Use of Jet Aircraft
      From time to time, we reimburse Mey-Al Corporation, an entity owned and controlled by Alan Lipton, our Chief Executive Officer and President, for the use of an aircraft by our executive employees for business-related purposes. Since Since January 1, 2004, we paid Mey-Al Corporation an aggregate amount of approximately $136,700 for the use of the aircraft. All amounts reimbursed were based on actual variable costs such as hourly fees for use of aircraft and fuel costs incurred by Mey-Al Corporation in connection with our usage of its aircraft. We do not reimburse Mey-Al Corporation for any fixed expenses such as management fees or aircraft maintenance fees.
Participation in our Initial Public Offering
      SDG Marketing, Inc., a company which is part of The Steinmetz Diamond Group and affiliated with Beny Stenimetz and affiliates of Softbank Capital Partners LLC, purchased an aggregate of 600,000 shares of our Common Stock in our initial public offering which closed in February 2005.
General
      We believe that all of the transactions set forth above that were consummated with parties that may be deemed to be affiliated with us were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Stockholder Proposals; Other Matters
Deadline for Receipt of Stockholder Proposals
      Stockholders are entitled to present proposals for action at our 2005 Annual Meeting if they comply with the requirements of our Bylaws and the rules established by the SEC under the Exchange Act. Under these requirements, proposals of stockholders of Odimo that are intended to be presented at our 2005 Annual Meeting must be received by us no later than May 12, 2005.
      There are two different deadlines for submitting stockholder proposals for our 2006 Annual Meeting. First, if a stockholder wishes to have a proposal considered for inclusion in next year’s proxy statement, he or she must submit the proposal in writing so that we receive it by January 4, 2006. Proposals should be addressed to our Corporate Secretary, Odimo Incorporated, 14001 NW 4th Street, Sunrise, Florida 33325. If you submit a proposal, it must comply with applicable laws, including Rule 14a-8 of the Securities Exchange Act of 1934.
      In addition, our bylaws provide that any stockholder wishing to nominate a candidate for the Board of Directors or to propose any other business at the 2006 annual meeting must give us written notice no earlier than February 28, 2006 and no later than March 31, 2006. This notice must comply with applicable laws and our Bylaws. Copies of our Bylaws are available to stockholders free of charge on request to our Corporate Secretary, Odimo Incorporated, 14001 NW 4th Street, Sunrise, Florida 33325.
Other Matters
      Our Board of Directors is not aware of any other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as our Board of Directors may recommend.
      You are urged to sign and return your proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

Order of the Board of Directors

Grace Arrascaeta
Secretary
May 2, 2005

APPENDIX A
AUDIT COMMITTEE CHARTER
OF
ODIMO INCORPORATED
Purpose
      The Audit Committee is appointed by the Board of Directors of Odimo Incorporated (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s purpose is to assist the Board of Directors’ oversight of:

•	The integrity of the Company’s financial statements;

•	The integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting;

•	The Company’s compliance with legal and regulatory requirements;

•	The independent auditors’ qualifications, independence and performance; and

•	Communication among the independent auditors, management and the Board of Directors.
      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain special legal, accounting, or other consultants or experts (collectively, “Advisors”) it deems necessary in the performance of its duties. The Company shall provide funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors; (ii) compensation to any Advisors employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
Committee Authority and Responsibilities

Review Procedures
      1. Evaluate the Audit Committee’s performance annually and recommend any changes to the Board of Directors for approval.
      2. Review and discuss with management and the independent auditors (a) the audited financial statements (including quality of financial reporting decisions and judgments), (b) the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) the “Critical Accounting Policies” disclosure to be contained in the annual report on Form 10-K and annual shareholders report to determine that the independent auditors are satisfied with the content and disclosure of the financial statements and related disclosure. Recommend to the Board that the Company’s audited financial statements be included in the Form 10-K.
      3. In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls and the Company’s system to monitor and manage business risk and ethical and legal regulatory compliance programs, and elicit any recommendations for the improvement of such controls and systems or particular areas where new or more detailed controls or systems are desirable. Discuss policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.
      4. Review and discuss with management and the independent auditors (a) the interim financial statements (including quality of financial reporting decisions and judgments), (b) the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and

(c) the “Critical Accounting Policies” disclosure to be contained in the quarterly report on Form 10-Q. Discuss the results of the independent auditors’ review of the Company’s interim financial information. In addition, the Audit Committee shall discuss with the independent auditors other matters required to be communicated by the independent auditors in accordance with applicable generally accepted auditing standards prior to the inclusion of such information in the Company’s Form 10-Q. The chair of the Audit Committee may represent the entire Committee for purposes of this review.
      5. Review annually with financial management and the independent auditors, (i) any analyses or other written communications prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements; (ii) the Company’s accounting policies in light of the Company’s current operations and current GAAP and SEC rules and regulations, (iii) any major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles; and (iv) the effect of regulatory and accounting initiatives as well as off-balance sheet structures, on the financial statements of the Company.

Independent Auditors
      1. Directly appoint, compensate, retain and oversee the work of the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall resolve any disagreements between management and the independent auditors.
      2. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion thereof, review with the independent auditors such audit, including any comments or recommendations of the independent auditors, any significant changes required in the independent auditors’ audit plan or any significant difficulties or disputes encountered during the audit, including any restrictions on the scope of the auditor’s activities or on access to required information, and management’s response.
      3. Discuss with the independent auditors any other matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.
      4. Receive and review (i) the independent auditors formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, Independence Discussions with Audit Committees, and (ii) any other certifications or documentation necessary to ensure that the independent auditors meet the independence standard required by law. Review all such documentation with the independent auditors, and if so determined by the Audit Committee, take or recommend that the full Board of Directors take appropriate action to oversee the independence of the auditors.
      5. Receive and review timely reports from the independent auditors regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.
      6. Approve, in advance, any additional “Audit,” “Audit-Related”, “Tax” and “Other Services” (as such terms are defined by the SEC rules and regulations) to be provided by the independent auditors. Determine the amount of compensation to be paid to the independent auditors for such additional services. The Company shall provide for funding, as determined by the Audit Committee, for the payment of compensation to the independent auditors for any such services.

Develop Controls to Insure the Integrity of the Financial Statements and Quality of Disclosure
      1. Review with management and the independent auditors significant risks and exposures, and the steps management has taken to minimize the risks or exposures.
      2. Review with management the Company’s systems of internal control.
      3. On a quarterly basis, discuss the following with management and the independent auditors, if applicable:

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
      4. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and (iii) the receipt and treatment of any evidence of a violation of the securities laws or breach of fiduciary duty brought to the Audit Committee’s attention by the Company’s external securities counsel.

Other Audit Committee Responsibilities
      1. Annually prepare the Audit Committee Report for inclusion in the Proxy Statement.
      2. Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.
      3. Establish policies for the Company’s hiring of current or former employees of the independent auditors.
Committee Membership And Organization
      1. Appointment and Term. The Audit Committee shall be appointed annually by a majority vote of the Board of Directors. The Board of Directors, by majority vote, may remove any member of the Audit Committee.
      2. Composition and Qualifications. The Audit Committee shall be composed of at least three directors each of whom must (i) be independent as defined under Rule 4200(a)(15) of the Qualitative Listing Requirements for Nasdaq National Market Issuers promulgated by the National Association of Securities Dealers, Inc. (“NASD”), (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, or who otherwise qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K promulgated under the Exchange Act. No member of the Audit Committee may accept any consulting, advisory, or other compensatory fee from the Company other than for board service, and no member of the Audit Committee may be an affiliated person of the Company as defined in NASD Rules.

      3. Meetings. The Audit Committee shall meet at least quarterly or more frequently as the Audit Committee requires. The Audit Committee has the authority to ask members of management or others to attend the meetings and provide pertinent information as necessary.
      4. Reporting and Minutes. The Audit Committee shall provide copies of minutes of meetings of the Audit Committee to the Board of Directors. All notices of meetings shall be provided to the Company’s management in order for payment of any applicable meeting fees and expenses to be made. The Audit Committee shall report to the entire Board of Directors any discussions held with management. The Audit Committee shall report committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.
      5. Review of Charter. The Audit Committee shall review its charter on an annual basis and recommend any changes to the Board of Directors for approval. The Audit Committee shall publish this Charter whenever it is revised or at least every three years in accordance with SEC rules and regulations.

PROXY CARD	ODIMO INCORPORATED	PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ODIMO INCORPORATED

I (whether one or more of us) appoint Grace Arrascaeta, as my proxy, with the power to appoint her substitute, and authorize her to vote as designated on the reverse side, all of my shares of Common Stock of ODIMO Incorporated (the “Company”) held of record by me at the close of business on April 29, 2005, at the Annual Meeting of Stockholders to be held on June 28, 2005, and at any adjournment of the meeting, and, in their discretion, to vote my shares on any other business as may properly come before the meeting.

ANNUAL MEETING OF STOCKHOLDERS OF ODIMO INCORPORATED
June 28, 2005
PROXY VOTING INSTRUCTIONS

MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑.

1.	Election of Directors

FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT ☐
(See instructions below)

NOMINEES:       ☐ Lior Levin       ☐ Stanley Stern       ☐ Robert Voss

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the blank next to each nominee you wish to withhold, as shown here: ☑.

2.	In their discretion upon the transaction of such other business as may properly come before the Annual Meeting.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY ME. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES. The undersigned acknowledges receipt of the Proxy Statement dated May 2, 2005 and the Annual Report to Stockholders, which includes the Annual Report on Form 10-K, for the year ended December 31, 2004, ratifies everything that the proxy may lawfully do or cause to be done under this proxy, and revokes all former proxies.

If you sign this proxy without marking any boxes, this proxy will be voted FOR all nominees, and in the discretion of the proxies on any other matters that may properly come before the Annual Meeting.

(Signature of Shareholder)

(Signature of Shareholder)

Date:

Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

New Address

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